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Exhibit 23.02

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2006, except for Note 11, as to which the date is April 4, 2006, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-133032) and related Prospectus of Dexcom, Inc.

                      /s/  ERNST & YOUNG LLP

San Diego, California
April 10, 2006

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM